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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


               DELAWARE                               001-03876                             75-1056913
           (State or other                    (Commission File Number)                   (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)

         100 CRESCENT COURT,                                                                75201-6927
              SUITE 1600                                                                    (Zip code)
            DALLAS, TEXAS
        (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On March 30, 2003, Holly Corporation, a Delaware corporation ("Holly"), and Frontier Oil Corporation, a Wyoming corporation ("Frontier"), entered into an Agreement and Plan of Merger (the "Agreement").

     Attached as exhibits hereto and incorporated herein by reference are (i) the Agreement, (ii) the form of Holly Holder Support Agreement entered into between Frontier and Holly's directors and certain officers and stockholders of Holly identified on Schedule A to Exhibit 99.2 (the "Holly Holders") who have agreed to vote in favor of the Holly Merger, (iii) the form of Frontier Affiliate's Support Agreement entered into between Holly and Frontier's directors and certain officers of Frontier identified on Schedule A to Exhibit
99.3 (the "Frontier Holders"), (iv) the Registration Rights Agreement entered into among Front Range Himalya Corporation, a Wyoming corporation ("Parent"), and the Holly Holders, and to be entered into by the Frontier Holders, and (v) the and press release announcing the proposed business combination.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --       Agreement and Plan of Merger, dated March 30, 2003,
                           among Frontier, Holly, Parent, Front Range Merger
                           Corporation, a Delaware corporation, and Himalaya
                           Merger Corporation, a Delaware corporation.*

         99.2     --       Form of Holly Holder Support Agreement entered into
                           on March 30, 2003, between Frontier and each of the Holly Holders.*

         99.3     --       Form of Frontier Affiliate's Support Agreement
                           entered into on March 30, 2003, between Holly and each of the Frontier Holders.*

         99.4     --       Registration Rights Agreement, dated March 30, 2003,
                           among Parent and the Holly Holders, and to be entered into by the Frontier Holders.*

         99.5     --       Press release, dated March 31, 2003.*

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* Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLY CORPORATION


                                        By: /s/ Stephen J. McDonnell
                                            ------------------------------------
                                            Stephen J. McDonnell
                                            Vice President and Chief
                                            Financial Officer

Date: April 1, 2003




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                                  EXHIBIT INDEX



         EXHIBIT
         NUMBER                             EXHIBIT TITLE
         ------                             -------------
         99.1     --       Agreement and Plan of Merger, dated March 30, 2003,
                           among Frontier, Holly, Parent, Front Range Merger
                           Corporation, a Delaware corporation, and Himalaya
                           Merger Corporation, a Delaware corporation

         99.2     --       Form of Holly Holder Support Agreement entered into
                           on March 30, 2003, between Frontier and each of the
                           Holly Holders.

         99.3     --       Form of Frontier Affiliate's Support Agreement
                           entered into on March 30 and 31, 2003, between Holly
                           and each of the Frontier Holders.

         99.4     --       Registration Rights Agreement, dated March 30, 2003,
                           among Parent and the Holly Holders, and to be entered
                           into by the Frontier Holders.

         99.5     --       Press release, dated March 31, 2003.



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